UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

DraftKings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V63508-P24541 DRAFTKINGS INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 DRAFTKINGS INC. 2025 Annual Meeting Vote by May 18, 2025 11:59 PM ET You invested in DRAFTKINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 19, 2025. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 19, 2025 10:00 AM, ET Virtually at: www.virtualshareholdermeeting.com/DKNG2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V63509-P24541 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Jason D. Robins 02) Harry E. Sloan 03) Matthew Kalish 04) Paul Liberman 05) Woodrow H. Levin 06) Jocelyn Moore 07) Ryan R. Moore 08) Valerie Mosley 09) Steven J. Murray 10) Marni M. Walden 2. To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. To conduct a non-binding advisory vote on executive compensation. For 4. To consider an amendment to the DraftKings Employee Stock Purchase Plan. For 5. To consider a shareholder proposal regarding board matrix disclosure. Against NOTE: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.